UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                          Date of Report: May 29, 2008


                        LEGACY TECHNOLOGY HOLDINGS, INC.
                            (Formerly Life USA, Inc.)
                          --------------------------
             (Exact name of registrant as specified in its charter)
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              Colorado                                  000-50294                               84-1426725
-------------------------------------             ----------------------             ---------------------------------
  (State or other jurisdiction of                   (Commission File                   (IRS Employer Identification
           incorporation)                                Number)                                 Number)

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                       7609 Ralston Road, Arvada, CO 80002
                       -----------------------------------

               (Address of Principal Executive Offices) (Zip Code)



                                 (303) 422-8127
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 Amendments To Articles Of Incorporation Or Bylaws, Change In Fiscal Year.

Name Change

On May 20, 2008, Life USA, Inc. (the Registrant) amended its Articles of Incorporation to change the Registrant's name to Legacy Technology Holdings, Inc. ("Legacy Technology"). As a result of the name change, the Registrant's trading symbol on the Over-The Counter Bulletin Board has been changed to "LTHO".

Reverse Split

On May 20, 2008, the Registrant amended its Articles of Incorporation to effect a reverse split of its issued and outstanding common stock on a 1 for 10 basis. The record dated of the reverse split is May 20, 2008. After the reverse split, the Registrant will have approximately 1,006,054 shares issued and outstanding.


                   SECTION 9 FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

     Exhibit No.                          Description
     -----------                          -----------

            3.01 Amendments to the Articles of Incorporation, as filed with the Colorado Secretary of State *

*Filed herewith


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                        LEGACY TECHNOLOGY HOLDINGS, INC.



                             By: /s/ Wesley Whiting
                                 ------------------
                                     Wesley Whiting, President and
                                     Chief Executive Officer

 Date: June 3, 2008